KnowBe4 Announces Second Quarter 2021 Financial Results

•Total GAAP revenue increased 43.0% year-over-year to $59.4 million
•Annual recurring revenue increased 42.4% year-over-year to $240.6 million
•Total number of customers reached over 41,000
•Cash flow from operations was $14.1 million and free cash flow was $12.8 million

TAMPA BAY, FL, August 2, 2021 -- KnowBe4, Inc. (NASDAQ: KNBE), provider of the leading security awareness training and simulated phishing platform, today reported results for the second quarter ended June 30, 2021.

“Our second quarter results exceeded our expectations across the board with record annual recurring revenue (ARR) of $241 million and total customers of over 41,000.” said Stu Sjouwerman, founder and chief executive officer of KnowBe4. “We are excited about the extremely positive response to the release of our newest product, Compliance Plus, which reaches an entirely new but adjacent market for us. This product allows us to leverage the automation and other advanced capabilities of our existing platform while tapping into a massive compliance market. We also continue to benefit from a regulatory environment that recognizes the growing threat of social engineering and look forward to capitalizing on the current environment to further our growth strategies.”

Krish Venkataraman, KnowBe4’s co-president and chief financial officer, added, “Our successful second quarter financial results were a testament to the organization's execution on our key growth initiatives. GAAP revenue grew by 43.0% year-over-year, reflecting robust growth across all of our products and geographies, including increasing multi-product attachment rates of 17% and year-over-year international growth of 95%. We are also very pleased to report continued strong gross margins in excess of 80% and strong free cash flow generation of $12.8 million for the quarter. ”

Second Quarter 2021 Financial Highlights

	Q2-2021	Q2-2020	Change
	(in thousands, except percentage and per share amounts)
Revenue	$59,350	$41,489	+ 43.0%
Annual recurring revenue[1]	$240,595	$169,003	+ 42.4%
GAAP gross margin	85.5%	84.8%	+ 0.7%
Non-GAAP gross margin[1]	85.9%	85.0%	+ 0.9%
GAAP operating margin	(26.6)%	(0.1)%	+ (26.5)%
Non-GAAP operating margin[1]	7.6%	3.2%	+ 4.4%
Cash flow provided by operating activities	$14,076	$13,034	$1,042
Free cash flow[1]	$12,771	$11,201	+ 14.0%

1 A reconciliation of GAAP to non-GAAP financial measures and definitions for our key business metrics, including annualized recurring revenue and free cash flow, is provided under the heading "Explanation of Non-GAAP Financial Measures."

Recent Business Highlights
•Revenue and ARR increased year-over-year by 43.0% and 42.4% respectively, driven primarily by overall business growth resulting from positive multi-product adoption trends, strong international growth and continued expansion of our customer base into both enterprise and SMB.
•In June 2021, we released the Compliance Plus product which brings our "new-school" approach to security awareness into the compliance market. Compliance Plus provides organizations' employees with relevant and engaging content as well as training modules that address compliance topics ranging from data privacy to diversity, equity and inclusion. Compliance Plus is accessible through our existing platform as an add-on subscription to our core KMSAT product allowing users to benefit from the existing automation features of our platform.
•We successfully completed an initial public offering, or IPO, of our Class A common stock on April 26, 2021. We issued and sold a total of 10,425,000 shares of Class A common stock for net proceeds of $156 million which we plan to use for general corporate purposes, including continuing to execute on our growth strategies.

Financial Outlook
For the third quarter and full year 2021, the Company expects:

Metric	Third Quarter Range	Growth
Total Revenue	$60.5 - $61.5 million	35 - 37%

Metric	Full Year Range	Growth
Total Revenue	$237.5 - $239.5 million	36 - 37%
Free Cash Flow Margin	20%+	N/A

Conference Call Information
KnowBe4 will host a conference call for analysts and investors to discuss its earnings results for the second quarter of 2021 and outlook for the third quarter and full year 2021 today at 8:30 AM EDT.

Conference Call: (833) 529-0227 (US/Canada Toll Free) or (239) 738-2273
Conference ID: 4665104
Webcast: https://investors.knowbe4.com/investor-relations

A recorded webcast of the event will also be available shortly after the call, and will be made available for one year on the KnowBe4 Investor Relations website (https://investors.knowbe4.com).

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally involve risks and uncertainties, including statements regarding our future financial and operating performance and our financial outlook and guidance for the year 2021. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern KnowBe4's expectations, strategy, priorities, plans or intentions. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the impact of the COVID-19 pandemic on our and our customers’ business; our limited operating history; our ability to identify and effectively implement the necessary changes to address execution challenges; risks associated with managing our rapid growth; our limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; the failure to timely develop and achieve market acceptance of new products as well as existing products; rapidly evolving technological developments in the market; length of sales cycles; and general market, political, economic, and business conditions.

Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in our filings and reports with the Securities and Exchange Commission (“SEC”), including in our most recent Quarterly Report on Form 10-Q and any subsequent filings with the SEC. Copies of these filings are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements, including, as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information
We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures" section of this press release.

About KnowBe4
KnowBe4 is the leading provider of “new-school” security awareness training and simulated phishing platform. Our mission is to enable your employees to make smarter security decisions, every day. Through our subscription-based services, your organization will have access to the leading security awareness training platform.

Available Information
KnowBe4 announces material information to the public about KnowBe4, its products and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, its Investor Relations website, its Twitter accounts (@KnowBe4) and its blogs (including blog.knowbe4.com/) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Investor Relations Contact:
Ken Talanian
ir@knowbe4.com

Press Contact:
Kathy Wattman
pr@knowbe4.com

Explanation of Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we consider certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP Operating Income (Loss), Non-GAAP Operating Margin and Free Cash Flow, as useful in evaluating our operating performance. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it assists investors in seeing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our operating results over multiple periods with other companies in our industry. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) as GAAP operating income (loss) excluding stock-based compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.

Free Cash Flow
We define free cash flow as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less purchases of property, equipment, amounts capitalized for internal-use software and principal payments on finance leases. We believe that free cash flow is a meaningful indicator of liquidity to management and investors about the amount of cash generated from our operations that, after the investments in property, equipment and capitalized internal-use software, can be used for strategic initiatives.

Explanation of Key Business Metrics

In addition to GAAP measures of performance, we regularly monitor certain financial and operating metrics, including Number of Customers and Annual Recurring Revenue (ARR), in order to measure our current performance and estimate our future performance. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.

Number of Customers
We define a customer as a separate and distinct buying entity, such as a company, an educational or government institution or a distinct business unit of a large company that has an active contract with us to access our platform. We do not consider our channel partners as separate customers as our contracts are executed with the end user, and we treat MSPs, who may purchase our products on behalf of multiple companies, as a single customer. We believe that our ability to increase and retain the number of customers on our platform is an indicator of our market penetration, the growth of our business and potential future business opportunities.

Annual Recurring Revenue (ARR)
We define ARR as the annualized value of all contractual subscription agreements as of the end of the period. We perform this calculation on an individual contract basis by dividing the total dollar amount of a contract by the total contract term stated in months and multiplying this amount by twelve to annualize. Calculated ARR for each individual contract is then aggregated to arrive at total ARR. We believe that ARR is a key metric to measure our business performance because it is driven by our ability to acquire new customers and to maintain and expand our relationship with existing customers.

KnowBe4, Inc.
Consolidated Balance Sheets
(in thousands)

	June 30, 2021	December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$257,056	$85,582
Accounts receivable, net	42,714	38,664
Deferred commissions	15,559	13,177
Prepaid expenses and other current assets	13,124	6,124
Total current assets	328,453	143,547

Deferred commissions, non-current	27,267	24,022
Capitalized software and content, net	14,473	15,523
Property and equipment, net	9,342	10,284
Operating lease right of use assets, net	11,330	12,067
Intangible assets, net	8,142	2,985
Goodwill	43,028	8,605
Other assets	1,194	1,177
Total assets	$443,229	$218,210

Liabilities and stockholders' (deficit) equity
Current liabilities:
Accounts payable and accrued expenses	$32,249	$19,265
Current portion of deferred revenue	137,406	112,469
Current portion of operating lease liabilities	2,860	2,651
Total current liabilities	172,515	134,385

Non-current liabilities:
Deferred revenue	84,541	73,227
Operating lease liabilities, net of current portion	9,008	9,766
Other non-current liabilities	2,259	3,991
Total liabilities	268,323	221,369

Stockholders' equity (deficit)
Preferred stock, Series A, A-1, B, C, C-1	—	—
Common stock	—	—
Common stock, Class A	—	—
Common stock, Class B	2	—
Additional paid-in capital	351,124	158,483
Accumulated deficit	(175,966)	(161,303)
Accumulated other comprehensive loss	(254)	(339)
Total stockholders' equity (deficit)	174,906	(3,159)
Total liabilities and stockholders' equity (deficit)	$443,229	$218,210

KnowBe4, Inc.
Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues, net	$59,350	$41,489	$112,900	$80,667
Cost of revenues	8,591	6,303	15,934	12,346
Gross profit	50,759	35,186	96,966	68,321
Operating expenses:
Sales and marketing	31,510	19,875	54,581	39,502
Technology and development	6,760	4,391	12,502	9,297
General and administrative	28,284	10,976	42,913	21,096
Total operating expenses	66,554	35,242	109,996	69,895
Operating loss	(15,795)	(56)	(13,030)	(1,574)
Other income (expense):
Interest income	7	14	25	139
Interest expense	(66)	(16)	(262)	(29)
Other (loss) income	(416)	80	(559)	113
Income (loss) before income tax (expense) benefit	(16,270)	22	(13,826)	(1,351)
Income tax (expense) benefit	(593)	407	(837)	419
Net Income (loss)	$(16,863)	$429	$(14,663)	$(932)
Net income (loss) per share, basic and diluted(1)	$(0.14)	$—	$(0.24)	$(0.02)
Weighted-average shares used in calculating basic net income (loss) per share	122,273,944	42,118,845	61,136,973	42,089,816
Weighted-average shares used in calculating diluted net income (loss) per share	122,273,944	164,160,470	61,136,973	42,089,816
(1) At June 30, 2021, basic and diluted (loss) income per share for Class A and Class B common stock are the same.

KnowBe4, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cash flows from operating activities:
Net (loss) income	$(16,863)	$429	$(14,663)	$(932)
Adjustments to reconcile net (loss) income to net cash from operating activities:
Additions to capitalized content	(1,401)	(1,394)	(2,619)	(2,421)
Depreciation and amortization expense	3,353	2,923	6,600	5,619
Deferred commissions amortization	4,651	3,430	8,735	6,805
Equity-based compensation expense	18,810	1,327	20,481	2,037
Other, net	524	(184)	400	(91)
Changes in operating assets and liabilities, net of business combinations:
Accounts receivable	(5,515)	1,231	(2,741)	3,145
Deferred commissions	(8,539)	(4,791)	(14,386)	(9,958)
Prepaid and other assets	(6,151)	(2,078)	(8,279)	(950)
Accounts payable and other liabilities	7,480	4,511	10,021	3,140
Deferred revenue	17,727	7,630	32,397	20,569
Net cash provided by operating activities	14,076	13,034	35,946	26,963
Cash flows from investing activities:
Business combinations, net of cash acquired	—	—	(11,323)	—
Purchases of property and equipment	(536)	(1,185)	(1,055)	(3,855)
Capitalized internal-use software costs	(759)	(639)	(1,121)	(1,506)
Net cash used in investing activities	(1,295)	(1,824)	(13,499)	(5,361)
Cash flows from financing activities:
Proceeds from the exercise of stock options	605	75	952	135
Repurchase of common stock and options	—	(228)	(1,171)	(497)
Proceeds from the issuance of common stock	155,958	—	155,958	—
Acquisition-related contingent liability payments	(375)	(252)	(375)	(252)
Proceeds from finance lease obligations	—	—	—	214
Payments for finance lease obligations	(10)	(9)	(20)	(15)
Taxes paid for the net share settlement of restricted stock units	(6,782)	—	(6,782)	—
Net cash provided by (used in) financing activities	149,396	(414)	148,562	(415)
Effect of exchange rate changes on cash and cash equivalents	232	45	465	(284)
Net change in cash and cash equivalents	162,409	10,841	171,474	20,903
Cash and cash equivalents, beginning of period	94,647	58,926	85,582	48,864
Cash and cash equivalents, end of period	$257,056	$69,767	$257,056	$69,767

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended June 30,
	2021	2020
	(in thousands, except percentages)
Gross profit	$50,759	$35,186
Add: Stock-based compensation expense	76	31
Add: Amortization of acquired intangible assets	147	60
Non-GAAP gross profit	$50,982	$35,277

GAAP gross margin	85.5%	84.8%
Non-GAAP gross margin	85.9%	85.0%

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin

	Three Months Ended June 30,
	2021	2020
	(in thousands, except percentages)
Operating loss	$(15,795)	$(56)
Add: Stock-based compensation expense	18,869	1,316
Add: Amortization of acquired intangible assets	294	83
Add: Acquisition and integration related costs	1,137	—
Non-GAAP operating income	$4,505	$1,343

GAAP operating margin	(26.6)%	(0.1)%
Non-GAAP operating margin	7.6%	3.2%

Non-GAAP Net Income Per Share

	Three Months Ended June 30,
	2021	2020
GAAP net loss per share, diluted	$(0.14)	$0.00
Add: Stock-based compensation expense	0.15	0.03
Add: Amortization of acquired intangible assets	—	—
Add: Acquisition and integration related costs	0.01	—
Non-GAAP net loss per share, diluted	$0.02	$0.03

Weighted-average shares used in the calculation of GAAP net loss per share	122,273,944	42,118,845
Weighted-average shares used in the calculation of Non-GAAP net income per share(1)	173,142,448	42,118,845

(1) At June 30, 2021, non-GAAP weighted average shares used assumes that all historical preferred stock and all common stock outstanding prior to the Company’s IPO were reclassified into Class B common stock as of January 1, 2021 and that all vested and exercisable stock options were exercised as of the earlier of January 1, 2021 or the beginning of the quarter in which they became vested and exercisable. There were no adjustments to weighted-average shares outstanding at June 30, 2020.

Free Cash Flow

	Three Months Ended June 30,
	2021	2020
	(in thousands)
Net cash provided by operating activities	$14,076	$13,034
Less: Purchases of property and equipment	(536)	(1,185)
Less: Capitalized internal-use software	(759)	(639)
Less: Principal payments on finance leases	(10)	(9)
Free Cash Flow	$12,771	$11,201

Key Business Metrics

	June 30,
	2021	2020
	(dollars in thousands)
Number of customers	41,601	33,056
Annual recurring revenue	$240,595	$169,003

Stock-based Compensation Expense

	Three Months Ended June 30,
	2021	2020
	(in thousands)
Cost of revenues	$76	$31
Sales and marketing	5,662	251
Technology and development	148	100
General and administrative	12,983	934
Total stock-based compensation expense	$18,869	$1,316